Putnam Core Equity Fund
The fund's portfolio
7/31/23 (Unaudited)

COMMON STOCKS (90.5%)(a)
	Shares	Value
Aerospace and defense (0.9%)
Northrop Grumman Corp.	41,532	$18,481,740
RTX Corp.	169,771	14,927,964

		33,409,704
Air freight and logistics (0.2%)
GXO Logistics, Inc.(NON)	116,168	7,791,388

		7,791,388
Automobile components (0.3%)
Magna International, Inc. (Canada)(S)	178,732	11,497,830

		11,497,830
Automobiles (1.0%)
General Motors Co.	218,407	8,380,277
Tesla, Inc.(NON)	106,178	28,395,183

		36,775,460
Banks (2.0%)
Bank of America Corp.	2,254,430	72,141,760

		72,141,760
Beverages (2.0%)
Coca-Cola Co. (The)	814,062	50,414,860
Molson Coors Beverage Co. Class B	322,452	22,497,476

		72,912,336
Biotechnology (2.2%)
AbbVie, Inc.	180,403	26,984,681
Amgen, Inc.	118,438	27,732,258
Regeneron Pharmaceuticals, Inc.(NON)	30,404	22,557,032

		77,273,971
Broadline retail (2.9%)
Amazon.com, Inc.(NON)	765,504	102,332,575

		102,332,575
Capital markets (3.8%)
Ameriprise Financial, Inc.	109,158	38,036,105
Goldman Sachs Group, Inc. (The)	105,742	37,630,406
Morgan Stanley	190,008	17,397,132
Raymond James Financial, Inc.	354,010	38,965,881
TPG, Inc.(S)	166,769	4,908,012

		136,937,536
Chemicals (0.8%)
DuPont de Nemours, Inc.	98,623	7,656,103
Eastman Chemical Co.	223,354	19,114,635

		26,770,738
Commercial services and supplies (0.3%)
Cintas Corp.	23,869	11,983,193

		11,983,193
Communications equipment (1.1%)
Cisco Systems, Inc.	747,134	38,880,853

		38,880,853
Consumer staples distribution and retail (2.3%)
Kroger Co. (The)(S)	223,705	10,881,011
Target Corp.	186,881	25,503,650
Walmart, Inc.	278,535	44,526,605

		80,911,266
Containers and packaging (0.3%)
Berry Global Group, Inc.	169,121	11,089,264

		11,089,264
Distributors (0.4%)
LKQ Corp.	258,420	14,158,832

		14,158,832
Diversified REITs (0.4%)
Armada Hoffler Properties, Inc.(R)	1,014,621	12,601,593

		12,601,593
Diversified telecommunication services (0.5%)
Liberty Global PLC Class A (United Kingdom)(NON)	925,811	17,192,310

		17,192,310
Electric utilities (2.4%)
Constellation Energy Corp.(S)	260,549	25,182,061
NRG Energy, Inc.	602,831	22,901,550
PG&E Corp.(NON)	2,115,848	37,260,083

		85,343,694
Electrical equipment (—%)
FREYR Battery SA (Norway)(NON)(S)	156,925	1,321,309

		1,321,309
Entertainment (1.0%)
Universal Music Group NV (Netherlands)	537,971	13,799,679
Walt Disney Co. (The)(NON)	188,511	16,756,743
Warner Bros Discovery, Inc.(NON)	365,546	4,777,686

		35,334,108
Financial services (4.9%)
Apollo Global Management, Inc.	447,197	36,540,467
Berkshire Hathaway, Inc. Class B(NON)	204,279	71,898,037
Mastercard, Inc. Class A	172,241	67,911,181

		176,349,685
Ground transportation (1.4%)
Hertz Global Holdings, Inc.(NON)(S)	307,756	5,185,689
Union Pacific Corp.	194,794	45,196,104

		50,381,793
Health care equipment and supplies (0.4%)
Medtronic PLC	162,623	14,271,794
Nyxoah SA (Belgium)(NON)	183,630	1,505,766

		15,777,560
Health care providers and services (4.8%)
CVS Health Corp.	229,963	17,175,936
Elevance Health, Inc.	45,153	21,295,509
HCA Healthcare, Inc.	54,691	14,920,252
McKesson Corp.	108,079	43,490,990
Tenet Healthcare Corp.(NON)	167,120	12,488,878
UnitedHealth Group, Inc.	125,444	63,521,078

		172,892,643
Hotels, restaurants, and leisure (1.4%)
Booking Holdings, Inc.(NON)	4,127	12,260,492
Chuy's Holdings, Inc.(NON)	268,274	11,157,516
First Watch Restaurant Group, Inc.(NON)	287,835	5,365,244
GEN Restaurant Group, Inc.(NON)	88,090	1,755,634
McDonald's Corp.	67,010	19,647,332

		50,186,218
Household durables (1.7%)
PulteGroup, Inc.	736,013	62,112,137

		62,112,137
Household products (1.0%)
Procter & Gamble Co. (The)	221,192	34,572,310

		34,572,310
Industrial conglomerates (0.9%)
Honeywell International, Inc.	162,839	31,611,935

		31,611,935
Insurance (1.2%)
Arch Capital Group, Ltd.(NON)	315,661	24,523,703
Assured Guaranty, Ltd.	297,095	17,760,339

		42,284,042
Interactive media and services (6.0%)
Alphabet, Inc. Class C(NON)	1,066,269	141,931,067
Meta Platforms, Inc. Class A(NON)	233,572	74,416,039

		216,347,106
IT Services (0.8%)
Gartner, Inc.(NON)	66,512	23,517,978
GoDaddy, Inc. Class A(NON)	61,783	4,762,851

		28,280,829
Machinery (1.9%)
Deere & Co.	36,962	15,878,875
Otis Worldwide Corp.	590,263	53,690,322

		69,569,197
Media (0.6%)
Comcast Corp. Class A	439,822	19,906,344

		19,906,344
Metals and mining (1.5%)
Freeport-McMoRan, Inc. (Indonesia)	587,823	26,246,297
Nucor Corp.	163,883	28,202,625

		54,448,922
Mortgage real estate investment trusts (REITs) (0.2%)
Starwood Property Trust, Inc.(R)(S)	418,815	8,686,223

		8,686,223
Multi-utilities (0.5%)
CMS Energy Corp.	266,918	16,300,682

		16,300,682
Office REITs (0.1%)
Highwoods Properties, Inc.(R)	207,629	5,246,785

		5,246,785
Oil, gas, and consumable fuels (2.2%)
Antero Resources Corp.(NON)	140,676	3,763,083
ConocoPhillips	328,357	38,654,186
Exxon Mobil Corp.	340,420	36,506,641
Phillips 66	16,272	1,815,142

		80,739,052
Passenger airlines (0.7%)
Southwest Airlines Co.	704,206	24,055,677

		24,055,677
Personal care products (0.1%)
Kenvue, Inc.(NON)(S)	173,368	4,105,354

		4,105,354
Pharmaceuticals (4.1%)
Eli Lilly and Co.	113,298	51,499,606
Johnson & Johnson	292,109	48,937,021
Merck & Co., Inc.	272,115	29,021,065
Pfizer, Inc.	471,339	16,996,484

		146,454,176
Real estate management and development (1.1%)
CBRE Group, Inc. Class A(NON)	469,124	39,082,720

		39,082,720
Semiconductors and semiconductor equipment (5.0%)
Intel Corp.	228,705	8,180,778
Lam Research Corp.	67,204	48,285,402
NVIDIA Corp.	181,279	84,709,864
Qualcomm, Inc.	150,664	19,913,261
Texas Instruments, Inc.	106,207	19,117,260

		180,206,565
Software (10.8%)
Adobe, Inc.(NON)	51,617	28,191,657
Fair Isaac Corp.(NON)	8,800	7,374,136
Microsoft Corp.	777,713	261,249,351
NCR Corp.(NON)	305,631	8,215,360
Oracle Corp.	549,783	64,451,061
Salesforce, Inc.(NON)	86,013	19,353,785

		388,835,350
Specialized REITs (1.0%)
Gaming and Leisure Properties, Inc.(R)	718,558	34,102,763

		34,102,763
Specialty retail (1.9%)
Best Buy Co., Inc.	256,037	21,263,873
Leslie's, Inc.(NON)(S)	355,159	2,262,363
Lowe's Cos., Inc.	193,442	45,317,657

		68,843,893
Technology hardware, storage, and peripherals (7.8%)
Apple, Inc.	1,428,981	280,723,317

		280,723,317
Textiles, apparel, and luxury goods (0.2%)
Nike, Inc. Class B	62,754	6,927,414

		6,927,414
Tobacco (0.6%)
Altria Group, Inc.	481,882	21,887,080

		21,887,080
Trading companies and distributors (0.9%)
United Rentals, Inc.	67,250	31,249,730

		31,249,730

Total common stocks (cost $1,758,322,686)		$3,248,827,222

INVESTMENT COMPANIES (1.6%)(a)
	Shares	Value
iShares Expanded Tech-Software Sector ETF(S)	155,933	$56,812,629

Total investment companies (cost $43,516,473)		$56,812,629

PURCHASED OPTIONS OUTSTANDING (—%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
PulteGroup, Inc. (Put)	Aug-23/$80.00	$20,452,423	$242,356	$136,559

Total purchased options outstanding (cost $460,476)				$136,559

SHORT-TERM INVESTMENTS (10.5%)(a)
		Principal amount/shares	Value
Interest in $100,000,000 joint tri-party repurchase agreement dated 7/31/2023 with BNP Paribas Securities Corp. due 8/1/2023 - maturity value of $63,777,388 for an effective yield of 5.300% (collateralized by Agency Mortgage-Backed Securities and U.S. Treasuries (including strips) with coupon rates ranging from 0.250% to 6.250% and due dates ranging from 8/15/2023 to 7/1/2053, valued at $102,015,104)		$63,768,000	$63,768,000
Putnam Cash Collateral Pool, LLC 5.35%(AFF)	Shares	98,086,362	98,086,362
Putnam Short Term Investment Fund Class P 5.39%(AFF)	Shares	200,596,581	200,596,581
U.S. Treasury Bills 4.999%, 11/2/23(SEG)		$4,801,000	4,735,471
U.S. Treasury Bills 5.324%, 11/16/23(SEG)		3,500,000	3,445,242
U.S. Treasury Bills 5.436%, 12/7/23(SEG)(SEGSF)		2,100,000	2,060,688
U.S. Treasury Bills 5.178%, 11/9/23(SEG)		1,900,000	1,872,147
U.S. Treasury Bills 5.203%, 10/26/23(SEG)		1,566,000	1,546,312

Total short-term investments (cost $376,121,125)			$376,110,803
TOTAL INVESTMENTS

Total investments (cost $2,178,420,760)			$3,681,887,213

FUTURES CONTRACTS OUTSTANDING at 7/31/23 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation
Russell 2000 Index E-Mini (Long)	1,473	$147,533,986	$148,301,640	Sep-23	$8,352,695
S&P 500 Index E-Mini (Long)	343	78,700,664	79,138,675	Sep-23	4,008,114

Unrealized appreciation					12,360,809

Unrealized (depreciation)					—

Total					$12,360,809

WRITTEN OPTIONS OUTSTANDING at 7/31/23 (premiums $406,089) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
PulteGroup, Inc. (Call)	Aug-23/$85.00	$20,452,423	$242,356	$428,842

Total				$428,842

Key to holding's abbreviations
ETF	Exchange Traded Fund
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2023 through July 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $3,588,626,157.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 7/31/23
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$49,476,543	$474,247,732	$425,637,913	$626,512	$98,086,362
	Putnam Short Term Investment Fund**	160,596,581	70,000,000	30,000,000	2,492,538	200,596,581

	Total Short-term investments	$210,073,124	$544,247,732	$455,637,913	$3,119,050	$298,682,943
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $98,086,362 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $96,909,084.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $13,167,507.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $390,398.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $65,052,991 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Options contracts: The fund used options contracts to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $292.283 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $390,398 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$288,779,868	$—	$—
Consumer discretionary	352,834,359	—	—
Consumer staples	214,388,346	—	—
Energy	80,739,052	—	—
Financials	436,399,246	—	—
Health care	412,398,350	—	—
Industrials	261,373,926	—	—
Information technology	916,926,914	—	—
Materials	92,308,924	—	—
Real estate	91,033,861	—	—
Utilities	101,644,376	—	—

Total common stocks	3,248,827,222	—	—
Investment companies	56,812,629	—	—
Purchased options outstanding	—	136,559	—
Short-term investments	—	376,110,803	—

Totals by level	$3,305,639,851	$376,247,362	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$12,360,809	$—	$—
Written options outstanding	—	(428,842)	—

Totals by level	$12,360,809	$(428,842)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$180,000
Written equity option contracts (contract amount)	$180,000
Futures contracts (number of contracts)	2,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com